MERIDIAN FUND, INC.
April 3, 2009

To Our Shareholders:

The first quarter of 2009 was another rough period for investors. The economy continues to deteriorate and investors are concerned with regards to President Obama’s economic program. The S&P 500 dropped 11.7%, the NASDAQ 3.1% and the Russell 2000, representing smaller companies, 15.4%. The best performing groups included non-ferrous metals, mobile telecommunications and apparel retailers. Life insurance, airlines and real estate investment trusts were among the worst performing sectors. The yield on the ten-year treasury increased from 2.25% to 2.69%.

Gross Domestic Product declined 6.2% in the fourth quarter and the first quarter of 2009 is expected to show a similar drop. Construction spending, industrial production, the job market, consumer spending and corporate profits all remain under pressure. There are a few bright spots. Mortgage refinancing is robust and taking place at attractive rates. Existing home sales have picked up. Interest rates remain low and inflation is not an issue. Monetary and fiscal policies are both highly expansionary. We believe that sometime this year the banking system will stabilize and the economy will bottom. The Obama economic program, however, appears more focused on wealth redistribution, social programs and increasing government intervention, instead of job creation and economic growth. The resulting deficits, in our opinion, will lead to higher interest rates, tax increases and will mean slow economic growth down the road.

Long-term investment results, history clearly shows, are improved by buying good companies or mutual funds or adding to existing positions during difficult stock market environments. We welcome those new shareholders who joined the Meridian Funds during the quarter and appreciate the continued confidence of our existing shareholders.

Richard F. Aster, Jr.

Meridian Equity Income Fund® (MEIFX)

The Meridian Equity Income Fund’s net asset value per share at March 31, 2009 was $6.08. This represents a decrease of 15.9% for the calendar year to date. The Fund’s total return and average annual compound rate of return since inception, January 31, 2005, were −25.9% and −7.0%, respectively. The Fund’s assets at the close of the quarter were invested 7.4% in cash and 92.6% in stocks. Total net assets were $17,551,901 and there were 539 shareholders.

Our basic strategy remains unchanged. The Fund continues to seek to invest in companies with above average yields and strong financial returns that, in our opinion, have the ability to grow dividends. This has been a particularly difficult period for this strategy. The severe downturn in the economy and corporate profits resulted in dividend cuts for companies which, previously, were considered safe. Dividends for good companies, however, will stabilize and begin to grow again, once the economy bottoms. The Fund is diversified with 53 positions representing 51 different industry groups. At the end of the March 2009 quarter, the portfolio’s average holding had a 5-year-average return on equity of 21.2% and an average dividend yield of 4.9%; both measures substantially higher than the average S&P 500 stock. The average position had a market capitalization of $25.7 billion, a debt ratio of 42.4% and earnings per share that are expected to increase annually 8.6% during the next several years. We believe these financial characteristics will lead to positive long-term returns for the Fund.

During the quarter we purchased shares of Bank of Hawaii, Hillenbrand, Interactive Data, Medtronic, Pall Corp., Public Storage and The Valspar Corporation. We sold our shares in Apartment Investment and Management, Comerica, International Paper, Lincoln National, Regions Financial and RPM International.

Family Dollar Stores, one of our holdings, operates a chain of 6,600 self-service discount stores in 44 states catering to mid-to-lower income consumers. Sixty percent of sales are consumables, fourteen percent home products, thirteen percent apparel and twelve percent electronics and seasonal. The average customer has an annual income of $30,000 and the typical transaction is around $10. The company benefits during economic downturns as consumers become more cost conscious and trade down. Family Dollar has a strong balance sheet, a high return on equity, a low payout ratio and business remains strong. We believe the dividend is safe and can grow during the next several years.

Meridian Growth Fund® (MERDX)

The Meridian Growth Fund’s net asset value per share at March 31, 2009 was $24.27. This represents a decrease of 3.2% for the calendar year to date. The Fund’s total return and average annual compound rate of return since inception, August 1, 1984, were 1,234.6% and 11.1%, respectively. The Fund’s assets at the close of the quarter were invested 8.0% in cash and cash equivalents and 92.0% in stocks. Total net assets were $1,020,646,906 and there were 61,625 shareholders.

The market remains volatile and the direction is uncertain at this time, but stocks sell at attractive valuations. Our portfolio is balanced with high quality small and medium sized growth companies which, for the most part, are market leaders, have strong balance sheets, solid returns on invested capital and are well managed. We believe they will provide positive returns during the next several years. Our largest areas of concentration are technology, retail, restaurants and medical device companies.

During the quarter we purchased shares of Adobe Systems, Bank of Hawaii, Core Laboratories, Expeditors International, IDEXX Laboratories and CarMax. We sold our shares in Mercury General, Millipore, Royal Caribbean Cruises and SVB Financial Group.

Cracker Barrel Old Country Store, one of our holdings, operates 588 restaurants and retail stores in 41 states, serving home-style cooking. Its restaurants are typically located off interstate highways with travelers accounting for about 40% of sales. The company has a strong brand image and loyal customer base which has resulted in same store sales that have generally outperformed its peers. Cracker Barrel should benefit from the decline in food and fuel cost in the near-term and a better economy long-term. The company has an experienced management team with a strong track record and is expected to grow its store units by low-to-mid single digits when the economy recovers. The shares sell at a reasonable valuation based on the company’s financial returns, free cash flow generation and long-term growth prospects.

Meridian Value Fund® (MVALX)

The Meridian Value Fund’s net asset value per share at March 31, 2009 was $17.94. This represents a decrease of 12.1% for the calendar year to date. The Fund’s total return and average compounded annual rate of return since June 30, 1995, were 396.6% and 12.4%, respectively. The comparable period returns for the S&P 500 with dividends were 86.5% and 4.6%, respectively. The Fund’s assets at the close of the quarter were invested 7.7% in cash and cash equivalents and 92.3% in stocks. Total net assets were $759,469,084 and there were 58,337 shareholders.

Our investment strategy remains unchanged. We continue to seek out-of-favor companies exemplified by an extended period of declining earnings. Most of the problems are economic- related at this point. This is an extraordinary period for investors. The combination of the most severe economic contraction and equity bear market since the great depression has presented the Meridian Value Fund with a unique opportunity, in our opinion. We can now buy the best companies, both large and small, at attractive valuations. These are companies, in most cases, with leading and defensible market positions, high returns on invested capital, strong balance sheets and proven management teams. We believe this is a great opportunity to position the Value Fund for positive returns during the next several years. We hold 58 positions, representing 29 industry groups. We continue to invest in companies of all market capitalizations and our largest areas of concentration are healthcare products, technology and industrial products.

During the quarter we purchased shares of Adobe Systems, Akamai Technologies, TD Ameritrade, Apache, Best Buy, Black & Decker, Franklin Resources, Burger King, Broadridge Financial Solutions, Boston Scientific, Carnival, Cummins, Costco, Cisco, Chevron, Heartland Express, Kimberly-Clark, NVIDIA, Power Integrations, Simpson Manufacturing, The Travelers Companies, Union Pacific and Waste Management. We sold our positions in Albany International, American Medical Systems, Avista, Avon Products, BE Aerospace, Cabot, Commercial Metals, Charles River Laboratories, Dynegy, International Coal Group, Jackson Hewitt Tax

Service, Newell Rubbermaid, Pactiv, Progress Energy, STERIS, TETRA Technologies and Grupo Televisa.

We continue to own Sealed Air, a leading manufacturer of materials for food and protective packaging. Sealed Air’s earnings have been pressured by record high commodity costs, especially resins, as well as additional operating expenses from investments in a global manufacturing footprint. Falling petrochemical prices and the coming increase in global chemical capacity should lower the cost of resins, which comprise the largest portion of Sealed Air’s raw materials cost. In addition, Sealed Air’s expanded manufacturing and distribution network should lower operating costs and position the company to benefit from the global growth in protein consumption. This trend will increase the demand for packaging products, like those made by Sealed Air, to protect animal proteins from contamination and decay. The shares are attractively valued, especially on normalized earnings, and the company has a strong market position and a long history of high ROE.

Miscellaneous

The Meridian Funds are no-load and there are no transaction fees or commissions charged when purchased directly through our transfer agent, PNC Global Investment Servicing (U.S.), Inc. This can be a very cost-effective method to purchase shares of the Meridian Funds for shareholders who do not need the services of a broker-dealer and for long-term investors that make multiple purchases.

We have added a new E-mail Alerts feature to our website at www.meridianfund.com. When you sign up for E-mail Alerts you will receive notification of news items, shareholder reports, SEC filings, and other information regarding the Meridian Funds.

The information provided in this report should not be considered investment advice or a recommendation to purchase or sell any particular security. There is no assurance that any securities discussed herein will remain in a particular Fund’s portfolio at the time you receive this report or that securities sold have not been repurchased. Securities discussed are presented as illustrations of companies that fit a particular Fund’s investment strategy and do not represent a Fund’s entire portfolio and in the aggregate may represent only a small percentage of a Fund’s portfolio holdings. It should not be assumed that any of the securities transactions or holdings discussed were or will prove to be profitable, or that investment decisions Fund management makes in the future will be profitable or will equal the investment performance of the securities discussed herein. Management’s views presented herein and any discussion of a particular Fund’s portfolio holdings or performance are as of March 31, 2009 and are subject to change without notice.

Meridian Equity Income Fund®
Summary of Portfolio Holdings
March 31, 2009 (Unaudited)

Portfolio Holdings by Category (% of total net assets)
Retail	4.7%	$828,423
Soft Drinks	2.4	413,130
Industrial Conglomerates	2.3	410,292
Semiconductors	2.3	400,706
Home Improvement Retail	2.3	400,520
Apparel Accessories & Luxury Goods	2.3	399,770
Department Stores	2.3	396,975
Personal Products	2.2	381,836
Data Processing & Outsourced Services	2.2	379,728
Telecommunication Services-Integrated	2.1	377,496
Food Distributors	2.1	371,640
Air Freight & Logistics	2.1	369,888
Energy	2.1	369,820
Household Appliances	2.1	362,544
Restaurants	2.0	354,705
Pharmaceuticals	2.0	354,261
Environmental Facilities & Services	2.0	350,464
Software & Services	2.0	345,356
Tobacco	2.0	344,243
Paper & Packaging	1.9	341,974
Insurance Brokers	1.9	341,550
Banking-Investment Banking & Brokerage	1.9	339,273
Electrical Components & Equipment	1.9	337,000
Consumer Products	1.9	329,687
Industrial Machinery	1.9	328,791
Distributors	1.9	328,012
Computer Hardware	1.9	326,121
Utilities-Gas	1.8	323,666
Specialized Consumer Services	1.8	316,998
Food & Meats-Packaged	1.8	316,518
Food Retail	1.8	315,588
Aerospace/Defense	1.8	313,104
Distillers & Vintners	1.7	302,874

Meridian Equity Income Fund®
Summary of Portfolio Holdings (continued)
March 31, 2009 (Unaudited)

Construction Materials-Steel	1.7%	$294,556
Insurance-Property & Casualty	1.7	292,397
Chemicals-Specialty	1.6	287,568
Railroads	1.6	280,125
REITs-Storage	1.6	276,250
Office Services & Supplies	1.5	271,543
Household-Home Furnishings	1.5	269,218
Oil & Gas - Refining & Marketing	1.5	259,504
Machinery-Construction, Farm & Heavy Trucks	1.5	257,232
Construction Materials	1.4	252,453
Leisure & Amusement	1.2	211,562
Banking-Diversified Banks	1.1	191,284
Health Care Technology	1.1	188,608
Application Software	1.1	186,450
Auto Parts & Equipment	1.0	177,600
Chemicals-Diversified	0.9	154,269
Commercial Printing	0.7	132,050
Media-Broadcasting & Cable TV	0.5	90,624
Cash & Other Assets, Less Liabilities	7.4	1,305,655

	100.0%	$17,551,901

Meridian Growth Fund®
Summary of Portfolio Holdings
March 31, 2009 (Unaudited)

Portfolio Holdings by Category (% of total net assets)
Tech-Software	11.2%	$114,499,310
Retail	10.6	107,844,554
Healthcare Products	7.7	78,316,373
Industrial Conglomerates	6.9	70,017,228
Technology	6.7	68,727,814
U.S. Government Obligations	6.4	64,979,288
Restaurants	5.8	59,619,734
Insurance Brokers	5.5	56,291,241
Business Services	4.2	43,082,305
Energy	3.7	37,286,047
Brokerage & Money Management	3.0	30,703,321
Consumer Services	2.9	29,459,927
Construction	2.7	27,693,410
REITs-Diversified	2.6	26,218,836
Cellular Communications	2.4	24,992,159
Healthcare Information Services	2.3	23,604,415
Industrial Services	2.3	23,255,846
Distributors	2.3	23,079,146
Chemicals-Specialty	2.1	21,933,917
Automotive Wholesale Services	1.9	19,833,642
Computer Hardware	1.9	19,819,739
Air Freight & Logistics	1.0	10,670,988
Healthcare Technology	1.0	9,741,186
Aerospace/Defense	0.6	5,637,234
Banking - Diversified Banks	0.5	5,026,152
Casino & Gaming	0.2	2,165,409
Cash & Other Assets, Less Liabilities	1.6	16,147,685

	100.0%	$1,020,646,906

Meridian Value Fund®
Summary of Portfolio Holdings
March 31, 2009 (Unaudited)

Portfolio Holdings by Category (% of total net assets)
Retail	10.5%	$79,713,481
Healthcare Products	9.1	68,954,077
Technology	8.1	61,364,382
Industrial Products	6.5	49,402,935
Consumer Products	5.7	43,253,370
U.S. Government Obligations	5.3	39,987,363
Energy	5.2	39,341,828
Semiconductors	4.6	35,158,428
Banking	4.3	32,807,903
Insurance Brokers	3.3	24,871,000
Pipelines	2.7	20,270,614
Information Technology Services	2.6	19,733,792
Tech-Software	2.5	19,133,355
Telecommunications Services	2.5	18,905,200
Metals	2.3	17,344,530
Media	2.0	15,595,470
Engineering & Construction	2.0	15,269,717
Environmental Facilities & Services	2.0	15,214,080
Utilities	1.9	14,903,434
Trucking	1.9	14,785,909
Leisure & Amusement	1.9	14,380,774
Asset Management & Custody Banks	1.7	12,826,447
Business Services	1.7	12,755,294
Insurance	1.6	12,196,064
Railroads	1.5	11,428,580
Brokerage and Money Management	1.0	7,835,794
Restaurants	1.0	7,534,485
Computer Hardware	1.0	7,436,205
Food & Meats-Packaged	0.7	5,244,837
Building Products	0.5	3,584,178
Cash & Other Assets, Less Liabilities	2.4	18,235,558

	100.0%	$759,469,084

Meridian Equity Income Fund®
Schedule of Investments
March 31, 2009 (Unaudited)

	Shares	Value

COMMON STOCKS - 92.6%

AEROSPACE/DEFENSE - 1.8%
Boeing Co.	8,800	$313,104

AIR FREIGHT & LOGISTICS - 2.1%
United Parcel Service, Inc. Class B	7,515	369,888

APPAREL ACCESSORIES & LUXURY GOODS - 2.3%
VF Corp.	7,000	399,770

APPLICATION SOFTWARE - 1.1%
Interactive Data Corp.	7,500	186,450

AUTO PARTS & EQUIPMENT - 1.0%
Johnson Controls, Inc.	14,800	177,600

BANKING-DIVERSIFIED BANKS - 1.1%
Bank of Hawaii Corp.	5,800	191,284

BANKING-INVESTMENT BANKING & BROKERAGE - 1.9%
Morgan Stanley	14,900	339,273

CHEMICALS-DIVERSIFIED - 0.9%
Dow Chemical Co. (The)	18,300	154,269

CHEMICALS-SPECIALTY - 1.6%
Valspar Corp.	14,400	287,568

COMMERCIAL PRINTING - 0.7%
R. R. Donnelley & Sons Co.	18,015	132,050

COMPUTER HARDWARE - 1.9%
Diebold, Inc.	15,275	326,121

CONSTRUCTION MATERIALS - 1.4%
Vulcan Materials Co.	5,700	252,453

CONSTRUCTION MATERIALS-STEEL - 1.7%
Timken Co.	21,100	294,556

CONSUMER PRODUCTS - 1.9%
Kimberly-Clark Corp.	7,150	329,687

DATA PROCESSING & OUTSOURCED SERVICES - 2.2%
Automatic Data Processing, Inc.	10,800	379,728

DEPARTMENT STORES - 2.3%
Nordstrom, Inc.	23,700	396,975

DISTILLERS & VINTNERS - 1.7%
Brown-Forman Corp. Class B	7,800	302,874

DISTRIBUTORS - 1.9%
Genuine Parts Co.	10,985	328,012

ELECTRICAL COMPONENTS & EQUIPMENT - 1.9%
Hubbell, Inc. Class B	12,500	337,000

ENERGY - 2.1%
Chevron Corp.	5,500	369,820

ENVIRONMENTAL FACILITIES & SERVICES - 2.0%
Waste Management, Inc.	13,690	350,464

FOOD DISTRIBUTORS - 2.1%
SYSCO Corp.	16,300	371,640

FOOD & MEATS-PACKAGED - 1.8%
Kraft Foods, Inc. Class A	14,200	316,518

FOOD RETAIL - 1.8%
SUPERVALU, Inc.	22,100	315,588

Meridian Equity Income Fund®
Schedule of Investments (continued)
March 31, 2009 (Unaudited)

	Shares	Value

COMMON STOCKS (continued)

HEALTH CARE TECHNOLOGY - 1.1%
Medtronic, Inc.	6,400	$188,608

HOME IMPROVEMENT RETAIL - 2.3%
Home Depot, Inc.	17,000	400,520

HOUSEHOLD APPLIANCES - 2.1%
Stanley Works (The)	12,450	362,544

HOUSEHOLD-HOME FURNISHINGS - 1.5%
Leggett & Platt, Inc.	20,725	269,218

INDUSTRIAL CONGLOMERATES - 2.3%
General Electric Co.	22,800	230,508
Pall Corp.	8,800	179,784

		410,292

INDUSTRIAL MACHINERY - 1.9%
Eaton Corp.	8,920	328,791

INSURANCE BROKERS - 1.9%
Willis Group Holdings, Ltd. (United Kingdom)	15,525	341,550

INSURANCE-PROPERTY & CASUALTY - 1.7%
Mercury General Corp.	9,845	292,397

LEISURE & AMUSEMENT - 1.2%
Harley-Davidson, Inc.	15,800	211,562

MACHINERY-CONSTRUCTION, FARM & HEAVY TRUCKS - 1.5%
Caterpillar, Inc.	9,200	257,232

MEDIA-BROADCASTING & CABLE TV - 0.5%
CBS Corp. Class B	23,600	90,624

OFFICE SERVICES & SUPPLIES - 1.5%
Avery Dennison Corp.	12,155	271,543

OIL & GAS-REFINING & MARKETING - 1.5%
Sunoco, Inc.	9,800	259,504

PAPER & PACKAGING - 1.9%
Sonoco Products Co.	16,300	341,974

PERSONAL PRODUCTS - 2.2%
Nu Skin Enterprises, Inc. Class A	36,400	381,836

PHARMACEUTICALS - 2.0%
Johnson & Johnson	6,735	354,261

RAILROADS - 1.6%
Norfolk Southern Corp.	8,300	280,125

REITS-STORAGE - 1.6%
Public Storage REIT	5,000	276,250

RESTAURANTS - 2.0%
McDonald’s Corp.	6,500	354,705

RETAIL - 4.7%
Family Dollar Stores, Inc.	15,600	520,572
Mattel, Inc.	26,700	307,851

		828,423

SEMICONDUCTORS - 2.3%
Intel Corp.	26,625	400,706

SOFT DRINKS - 2.4%
Coca-Cola Co. (The)	9,400	413,130

Meridian Equity Income Fund®
Schedule of Investments (continued)
March 31, 2009 (Unaudited)

	Shares	Value

COMMON STOCKS (continued)

SOFTWARE & SERVICES - 2.0%
Microsoft Corp.	18,800	$345,356

SPECIALIZED CONSUMER SERVICES - 1.8%
Hillenbrand, Inc.	19,800	316,998

TELECOMMUNICATION SERVICES- INTEGRATED - 2.1%
AT&T, Inc.	14,980	377,496

TOBACCO - 2.0%
Reynolds American, Inc.	9,605	344,243

UTILITIES-GAS - 1.8%
AGL Resources, Inc.	12,200	323,666

TOTAL INVESTMENTS - 92.6% (Cost $24,885,155)		16,246,246

CASH AND OTHER ASSETS, LESS LIABILITIES - 7.4%		1,305,655

NET ASSETS - 100.0%		$17,551,901

REIT - Real Estate Investment Trust

See accompanying notes to schedule of investments.

Meridian Growth Fund®
Schedule of Investments
March 31, 2009 (Unaudited)

	Shares	Value

COMMON STOCKS - 92.0%

AEROSPACE/DEFENSE - 0.6%
BE Aerospace, Inc.*	650,200	$5,637,234

AIR FREIGHT & LOGISTICS - 1.0%
Expeditors International of Washington, Inc.	377,200	10,670,988

AUTOMOTIVE WHOLESALE SERVICES - 1.9%
Copart, Inc.*	668,700	19,833,642

BANKING - DIVERSIFIED BANKS - 0.5%
Bank of Hawaii Corp.	152,400	5,026,152

BROKERAGE & MONEY MANAGEMENT - 3.0%
Affiliated Managers Group, Inc.*	301,000	12,554,710
T. Rowe Price Group, Inc.	628,850	18,148,611

		30,703,321

BUSINESS SERVICES - 4.2%
Dun & Bradstreet Corp.	281,600	21,683,200
Global Payments, Inc.	640,500	21,399,105

		43,082,305

CASINOS & GAMING - 0.2%
International Game Technology	234,860	2,165,409

CELLULAR COMMUNICATIONS - 2.4%
American Tower Corp. Class A*	821,300	24,992,159

CHEMICALS-SPECIALTY - 2.1%
RPM International, Inc.	1,723,010	21,933,917

COMPUTER HARDWARE - 1.9%
Diebold, Inc.	928,325	19,819,739

CONSTRUCTION - 2.7%
Granite Construction, Inc.	738,885	27,693,410

CONSUMER SERVICES - 2.9%
Rollins, Inc.	1,717,780	29,459,927

DISTRIBUTORS - 2.3%
Watsco, Inc.	678,200	23,079,146

ENERGY - 3.7%
Continental Resources, Inc.*	302,900	6,424,509
Core Laboratories NV	132,800	9,715,648
FMC Technologies, Inc.*	674,080	21,145,890

		37,286,047

HEALTHCARE INFORMATION SERVICES - 2.3%
Cerner Corp.*	536,830	23,604,415

HEALTHCARE PRODUCTS - 7.7%
C. R. Bard, Inc.	323,975	25,827,287
DENTSPLY International, Inc.	997,500	26,782,875
Edwards Lifesciences Corp.*	423,985	25,706,211

		78,316,373

HEALTHCARE TECHNOLOGY - 1.0%
IDEXX Laboratories, Inc.*	281,700	9,741,186

INDUSTRIAL CONGLOMERATES - 6.9%
Airgas, Inc.	253,767	8,579,862
Cooper Industries, Ltd. Class A	803,400	20,775,924
Dionex Corp.*	498,700	23,563,575
Pall Corp.	836,900	17,097,867

		70,017,228

INDUSTRIAL SERVICES - 2.3%
Republic Services, Inc.	1,356,026	23,255,846

INSURANCE BROKERS - 5.5%
Brown & Brown, Inc.	1,619,650	30,627,581
Willis Group Holdings, Ltd. (United Kingdom)	1,166,530	25,663,660

		56,291,241

Meridian Growth Fund®
Schedule of Investments (continued)
March 31, 2009 (Unaudited)

	Shares	Value

COMMON STOCKS (continued)

REITS-DIVERSIFIED - 2.6%
Digital Realty Trust, Inc. REIT	790,200	$26,218,836

RESTAURANTS - 5.8%
Cracker Barrel Old Country Store, Inc.	1,069,588	30,633,000
Jack in the Box, Inc.*	1,244,600	28,986,734

		59,619,734

RETAIL - 10.6%
Bed Bath & Beyond, Inc.*	193,300	4,784,175
CarMax, Inc.*	833,800	10,372,472
Family Dollar Stores, Inc.	619,800	20,682,726
Mattel, Inc.	1,430,100	16,489,053
PetSmart, Inc.	1,252,500	26,252,400
Ross Stores, Inc.	815,600	29,263,728

		107,844,554

TECHNOLOGY - 6.7%
NetApp, Inc.*	758,100	11,250,204
Trimble Navigation, Ltd.*	567,300	8,668,344
VeriSign, Inc.*	1,332,100	25,136,727
Zebra Technologies Corp. Class A*	1,244,613	23,672,539

		68,727,814

TECH-SOFTWARE - 11.2%
Adobe Systems, Inc.*	1,209,500	25,871,205
Advent Software, Inc.*	868,438	28,927,670
Blackbaud, Inc.	1,064,500	12,358,845
MICROS Systems, Inc.*	1,131,400	21,213,750
Nuance Communications, Inc.*	1,010,600	10,975,116
Teradata Corp.*	934,200	15,152,724

		114,499,310

TOTAL COMMON STOCKS - 92.0% (Cost $1,110,930,077)		939,519,933

U.S. GOVERNMENT OBLIGATIONS - 6.4%
U.S. Treasury Bill @ .243%** due 05/28/09 (Face Value $20,000,000)		19,992,400
U.S. Treasury Bill @ .203%** due 05/21/09 (Face Value $35,000,000)		34,990,278
U.S. Treasury Bill @ .142%** due 06/11/09 (Face Value $10,000,000)		9,996,610

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $64,979,249)		64,979,288

TOTAL INVESTMENTS - 98.4% (Cost $1,175,909,993)		1,004,499,221

CASH AND OTHER ASSETS, LESS LIABILITIES - 1.6%		16,147,685

NET ASSETS - 100.0%		$1,020,646,906

REIT - Real Estate Investment Trust

*	Non-income producing securities

**	Annualized yield at date of purchase

See accompanying notes to schedule of investments.

Meridian Value Fund®
Schedule of Investments
March 31, 2009 (Unaudited)

	Shares	Value

COMMON STOCKS - 92.3%

ASSET MANAGEMENT & CUSTODY BANKS - 1.7%
Franklin Resources, Inc.	238,100	$12,826,447

BANKING - 4.3%
Annaly Capital Management, Inc. REIT	496,100	6,880,907
JPMorgan Chase & Co.	469,800	12,487,284
Wells Fargo & Co.	943,800	13,439,712

		32,807,903

BROKERAGE AND MONEY MANAGEMENT - 1.0%
TD Ameritrade Holding Corp.*	567,400	7,835,794

BUILDING PRODUCTS - 0.5%
Simpson Manufacturing Co., Inc.	198,900	3,584,178

BUSINESS SERVICES - 1.7%
Broadridge Financial Solutions, Inc.	685,400	12,755,294

COMPUTER HARDWARE - 1.0%
Diebold, Inc.	348,300	7,436,205

CONSUMER PRODUCTS - 5.7%
Black & Decker Corp. (The)	263,300	8,309,748
Briggs & Stratton Corp.	569,400	9,395,100
Electronic Arts, Inc.*	766,500	13,942,635
Kimberly-Clark Corp.	251,700	11,605,887

		43,253,370

ENERGY - 5.2%
Apache Corp.	119,900	7,684,391
Chevron Corp.	233,800	15,720,712
Exterran Holdings, Inc.*	242,950	3,892,059
Transocean, Ltd.*	204,702	12,044,666

		39,341,828

ENGINEERING & CONSTRUCTION - 2.0%
KBR, Inc.	1,105,700	15,269,717

ENVIRONMENTAL FACILITIES & SERVICES - 2.0%
Waste Management, Inc.	594,300	15,214,080

FOOD & MEATS-PACKAGED - 0.7%
Kraft Foods, Inc. Class A	235,300	5,244,837

HEALTHCARE PRODUCTS - 9.1%
Abbott Laboratories	223,800	10,675,260
Baxter International, Inc.	199,300	10,208,146
Beckman Coulter, Inc.	165,600	8,447,256
Boston Scientific Corp.*	1,225,300	9,741,135
Cephalon, Inc.*	217,200	14,791,320
Covidien, Ltd.	454,000	15,090,960

		68,954,077

INDUSTRIAL PRODUCTS - 6.5%
Cummins, Inc.	156,900	3,993,105
Franklin Electric Co., Inc.	682,800	15,110,364
Schnitzer Steel Industries, Inc. Class A	197,400	6,196,386
Sealed Air Corp.	1,746,600	24,103,080

		49,402,935

INFORMATION TECHNOLOGY SERVICES - 2.6%
CACI International, Inc. Class A*	540,800	19,733,792

INSURANCE - 1.6%
Travelers Cos., Inc. (The)	300,100	12,196,064

INSURANCE BROKERS - 3.3%
Willis Group Holdings, Ltd. (United Kingdom)	1,130,500	24,871,000

LEISURE & AMUSEMENT - 1.9%
Carnival Corp.	176,200	3,805,920
Harley-Davidson, Inc.	203,400	2,723,526
Polaris Industries, Inc.	366,200	7,851,328

		14,380,774

MEDIA - 2.0%
Marvel Entertainment, Inc.*	587,400	15,595,470

Meridian Value Fund®
Schedule of Investments (continued)
March 31, 2009 (Unaudited)

	Shares	Value

COMMON STOCKS (continued)

METALS - 2.3%
Gold Fields, Ltd. ADR	1,529,500	$17,344,530

PIPELINES - 2.7%
Kinder Morgan Management, LLC*	497,316	20,270,614

RAILROADS - 1.5%
Union Pacific Corp.	278,000	11,428,580

RESTAURANTS - 1.0%
Burger King Holdings, Inc.	328,300	7,534,485

RETAIL - 10.5%
Best Buy Co., Inc.	415,700	15,779,972
Carter’s Inc.*	1,188,600	22,357,566
Costco Wholesale Corp.	343,900	15,929,448
Kohl’s Corp.*	264,500	11,193,640
Mattel, Inc.	1,253,500	14,452,855

		79,713,481

SEMICONDUCTORS - 4.6%
Intel Corp.	994,600	14,968,730
NVIDIA Corp.*	1,363,300	13,442,138
Power Integrations, Inc.	392,300	6,747,560

		35,158,428

TECHNOLOGY - 8.1%
Akamai Technologies, Inc.*	203,500	3,947,900
Cisco Systems, Inc.*	942,500	15,805,725
Intermec, Inc.*	863,300	8,978,320
VeriSign, Inc.*	939,500	17,728,365
Zebra Technologies Corp. Class A*	783,600	14,904,072

		61,364,382

TECH-SOFTWARE - 2.5%
Adobe Systems, Inc.*	894,500	19,133,355

TELECOMMUNICATIONS SERVICES - 2.5%
Verizon Communications, Inc.	626,000	18,905,200

TRUCKING - 1.9%
Con-way, Inc.	441,800	7,921,474
Heartland Express, Inc.	463,500	6,864,435

		14,785,909

UTILITIES - 1.9%
Hawaiian Electric Industries, Inc.	1,084,675	14,903,434

TOTAL COMMON STOCKS - 92.3% (Cost $835,669,103)		701,246,163

U.S. GOVERNMENT OBLIGATIONS - 5.3%
U.S. Treasury Bill @ .203%** due 05/21/09 (Face Value $20,000,000)		19,994,444
U.S. Treasury Bill @ .243%** due 05/28/09 (Face Value $20,000,000)		19,992,919

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $39,987,363)		39,987,363

TOTAL INVESTMENTS - 97.6% (Cost $875,656,466)		741,233,526

CASH AND OTHER ASSETS, LESS LIABILITIES - 2.4%		18,235,558

NET ASSETS - 100.0%		$759,469,084

ADR - American Depository Receipt
REIT - Real Estate Investment Trust

*	Non-income producing securities

**	Annualized yield at date of purchase

See accompanying notes to schedule of investments.

Meridian Fund, Inc.
Notes to Schedules of Investments
March 31, 2009 (Unaudited)

1.	Investment Valuation: Marketable securities are valued at the closing price or last sales price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the last reported bid price. Securities and other assets for which reliable market quotations are not readily available or for which a significant event has occurred since the time of the most recent market quotation, will be valued at their fair value as determined by Aster Investment Management Company, Inc. under the guidelines established by, and under the general supervision and responsibility of, the Funds’ Board of Directors. Short-term debt securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term debt securities with 60 days or less to maturity are valued at amortized cost which approximates fair market value.

2.	Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS No. 157”): FAS No. 157 clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires disclosures about the use of fair value measurements. The three levels of the fair value hierarchy under FAS No. 157 are described below:

Level 1 - quoted prices in active markets for identical securities;

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

Level 3 - significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used to value the Fund’s investments as of March 31, 2009 is as follows:

	Meridian	Meridian	Meridian
Valuation Inputs	Equity Income	Growth	Value

Level 1 - Quoted Prices	$16,246,246	$939,519,933	$701,246,163
Level 2 - Other Significant Observable Inputs	—	64,979,288	39,987,363
Level 3 - Significant Unobservable Inputs	—	—	—

Total Market Value of Investments	$16,246,246	$1,004,499,221	$741,233,526

3.	Federal Income Tax Information: The aggregate cost of investments, unrealized appreciation and depreciation which are book figures that approximate federal income tax basis, were as follows:

		Aggregate	Aggregate
		Gross	Gross
		Unrealized	Unrealized	Net Unrealized
	Aggregate Cost	Appreciation	Depreciation	Depreciation

Equity Income Fund	$24,885,155	$365,389	$(9,004,298)	$(8,638,909)
Growth Fund	1,175,909,993	62,973,439	(234,384,211)	(171,410,772)
Value Fund	875,656,466	30,154,622	(164,577,562)	(134,422,940)

(THIS PAGE INTENTIONALLY LEFT BLANK)

MERIDIAN FUND, INC.

This report is submitted for
the information of shareholders of
Meridian Fund, Inc. It is not
authorized for distribution to
prospective investors unless
preceded or accompanied by an
effective prospectus.
Officers and Directors

RICHARD F. ASTER, JR.
President and Director

MICHAEL S. ERICKSON

JAMES B. GLAVIN

HERBERT C. KAY

RONALD ROTTER

MICHAEL STOLPER
Directors

GREGG B. KEELING
Chief Financial Officer
Treasurer and Secretary
Chief Compliance Officer

Custodian
PFPC TRUST COMPANY
Philadelphia, Pennsylvania

Transfer Agent and Disbursing Agent
PNC GLOBAL INVESTMENT SERVICING (U.S.) INC.
King of Prussia, Pennsylvania
(800) 446-6662

Counsel
GOODWIN PROCTER LLP
Washington, D.C.

Auditors
PRICEWATERHOUSECOOPERS LLP
San Francisco, California

MERIDIAN EQUITY INCOME FUND®
MERIDIAN GROWTH FUND®
MERIDIAN VALUE FUND®

THIRD QUARTER REPORT

60 E. Sir Francis Drake Blvd.
Wood Island, Suite 306
Larkspur, CA 94939

www.meridianfund.com

Telephone (800) 446-6662

March 31, 2009